UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 and 15(d) of
                       the Securities Exchange Act of 1934

                                December 23, 2004
                Date of Report (Date of earliest event reported)

                            AMERADA HESS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                                                13-4921002
        Delaware                      1-1204                  (IRS Employer
(State of Incorporation)       (Commission File Number)      Identification No.)

                           1185 Avenue of the Americas
                            New York, New York 10036
                     (Address of Principal Executive Office)

                                 (212) 997-8500
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 8.01 Other Events

     On December 23, 2004, Amerada Hess Corporation issued a news release reporting on an agreement relating to future natural gas sales from Block A-18 of the Malaysia-Thailand Joint Development Area. A copy of this news release is attached hereto as Exhibit 99 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

     99   News release dated December 23, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 2004

                                        AMERADA HESS CORPORATION

                                        By: /s/ J. Barclay Collins II
                                           --------------------------------
                                           Name:   J. Barclay Collins II
                                           Title:  Executive Vice President
                                                   and General Counsel